FIFTH AMENDMENT

        THIS FIFTH AMENDMENT dated as of October 5, 2006 (this “Amendment”) amends the Credit Agreement dated as of May 10, 2001 (as previously amended, the “Credit Agreement”) among Nu Skin Enterprises, Inc. (the “Company”), various financial institutions (the “Lenders”) and JPMorgan Chase Bank, N.A. (as successor to Bank One, NA), as successor administrative agent (in such capacity, the “Administrative Agent”). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        WHEREAS, the Company, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as more fully set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1         Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, Sections 10.10.1 and 10.10.3 are amended in their entirety to read as follows, respectively:

10.10.1 Minimum Consolidated Net Worth. Not at any time permit Consolidated Net Worth to be less than the sum of (a) $250,000,000, (b) an aggregate amount equal to 60% of Consolidated Net Income (in each case, to the extent a positive number) for each complete fiscal quarter ending on or after September 30, 2006 and (c) 50% of the net proceeds received by the Company or any Restricted Subsidiary from (i) issuances of Equity Securities, excluding issuances of Equity Securities upon exercise of employee stock options or rights under any employee benefit plan (excluding such exercise by any Person that owns greater than 5% of the Equity Securities of the Company), (ii) issuances of Equity Securities in connection with an acquisition by the Company or any Restricted Subsidiary and (iii) reissuances of up to $60,000,000 of treasury securities purchased by the Company after October 1, 2006.

10.10.3 Minimum Cash. Not at any time from the date of effectiveness of the Fifth Amendment to this Agreement through December 31, 2008 permit Available Cash to be less than $75,000,000. For purposes hereof “Available Cash” shall mean the difference between (a) the amount of the consolidated cash and cash equivalents of the Company and its Restricted Subsidiaries and (b) the aggregate amount outstanding under revolving credit facilities for which the Company or any Restricted Subsidiary is obligated as a borrower or a guarantor.

        SECTION 2         Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct in all material respects as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date, (b) no Event of Default or Unmatured Event of Default exists and (c) the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        SECTION 3          Effectiveness. The amendments set forth in Section 1 above and the waiver set forth in Section 4.5 below shall become effective as of the date first written above when the Administrative Agent has received (i) counterparts of this Amendment executed by the Company and the Required Lenders, (ii) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Subsidiary Guarantor and (iii) a fully-executed amendment to the Multi-Currency Private Shelf Agreement dated as of August 26, 2003 among the Company and various purchasers which provides for an amendment thereto and a waiver thereunder that are substantially identical to those provided herein.

        SECTION 4         Miscellaneous.

        4.1         Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to “Credit Agreement” or similar terms shall refer to the Credit Agreement as amended hereby.

        4.2         Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment. Delivery to the Administrative Agent of a counterpart hereof, or a signature page hereto, by facsimile shall be effective as an original, manually-signed counterpart.

        4.3         Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York (without regard to principles of conflicts of laws, other than Title 15 of Article 5 of the New York General Obligations Law).

        4.4         Successors and Assigns. This Amendment shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the Administrative Agent and the respective successors and assigns of the Lenders and the Administrative Agent.

        4.5         Waiver. The Required Lenders hereby waive any Event of Default or Unmatured Event of Default that has occurred due to the failure of the Collateral Agent to hold at all times the stock certificate(s) pledged by the Company representing the equity interests in Nu Skin Japan Co. Ltd. (“Nu Skin Japan”); provided that the continuing effectiveness of this waiver is subject to the Company’s exercise of reasonable efforts in taking all actions as may be necessary or desirable to cause the Collateral Agent, for the ratable benefit of the Lenders and the other Senior Secured Creditors, to have a valid and perfected first priority Lien on and security interest in the Pledged Securities constituting equity interests of Nu Skin Japan, which valid and perfected first priority Lien shall have been obtained no later than seven months after the effectiveness of this Amendment.

        Delivered as of the day and year first above written.

NU SKIN ENTERPRISES, INC.

By:        /s/ Ritch N. Wood
Title:    Chief Financial Officer

JPMORGAN CHASE BANK, N.A. (as successor to
Bank One, NA), as Administrative Agent and as a
Lender

By:        /s/ Mark F. Nelson
Title: Vice President

Exhibit A
CONFIRMATION

Dated as of October 5, 2006

To:	JPMorgan Chase Bank, N.A., individually and as Administrative Agent (as defined below), and the other financial institutions party to the Credit Agreement referred to below

        Please refer to (a) the Credit Agreement dated as of May 10, 2001 (as amended prior to the date hereof, the “Credit Agreement”) among Nu Skin Enterprises, Inc., various financial institutions (the “Lenders”) and JPMorgan Chase Bank, N.A., as successor to Bank One, NA (in such capacity, the “Administrative Agent”); (b) the other “Loan Documents” (as defined in the Credit Agreement), including the Guaranty and the Pledge Agreement; and (c) the Fifth Amendment dated as of the date hereof to the Credit Agreement (the “Amendment”).

        Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

NU SKIN ENTERPRISES, INC.

By:        /s/ Ritch N. Wood
Name:    Ritch N. Wood
Title:       Chief Financial Officer

NU SKIN INTERNATIONAL, INC.
NU SKIN ENTERPRISES HONG KONG, INC.
NU SKIN TAIWAN, INC.
NU SKIN UNITED STATES, INC.
BIG PLANET, INC.
NSE PRODUCTS, INC.
NU SKIN ASIA INVESTMENT, INC.

By:         /s/ D. Matthew Dorny
Name:    D. Matthew Dorny
Title:      Vice President

NSE KOREA LTD. (a Korean corporation)

By:         /s/ Luke Yoo
Name:    Luke Yoo
Title: President